UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09377

The Gabelli Dividend Growth Fund

(formerly, Blue Chip Value Fund)

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Dividend Growth Fund

Annual Report — December 31, 2011

To Our Shareholders,

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately.

Barbara G. Marcin, CFA

Performance Discussion (Unaudited)

For the year ended December 31, 2011, the net asset value (“NAV”) per Class AAA Share of The Gabelli Dividend Growth Fund (formerly The Gabelli Blue Chip Value Fund), declined 0.5% compared with an increase of 2.1% for the Standard & Poor’s (“S&P”) 500 Index. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2011.

Concerns about economic growth, debt burdens, and political stalemates in Europe and the U.S. created volatility in the markets during 2011.

Beginning with a continued economic rebound following the financial crisis of 2008-2009, the market quickly recognized the implications of the political uprisings across the Middle East, and the earthquake and nuclear disaster in Fukushima, Japan, which resulted in both a human tragedy and a disruption to the supply chains of many industries. Over the summer, political brinksmanship over the debt ceiling in the U.S. led to the country losing its AAA rating. From fall to the end of the year, concerns about the fiscal crisis in Europe led to doubts regarding the ability of certain EU members to repay their debts, and also of whether the euro itself will survive. Despite all the external shocks, the market and the Fund ended the year with little changed.

With this as a backdrop, we continue to do what we have done since the Fund’s inception: invest in companies based on our Private Market Value with a Catalyst® approach. We will invest in companies trading at a discount to their Private Market Value, with attractive products, in growing and fragmented industries, with good cash flow, and strong management teams. We will also continue to look for catalysts that could be in the form of a management change, restructuring, regulatory changes, split-ups, or other dynamics.

Selected holdings that contributed positively to performance in 2011 were International Business Machines Corp. (1.3% of net assets as of December 31, 2011), a globally integrated corporation that targets the intersection of technology and effective business; Kraft Foods Inc. (3.0%), the largest North American manufacturer and marketer of packaged food products; and NextEra Energy Inc. (3.1%), the holding company for Florida Power & Light (FP&L), the largest electric utility in Florida, and NextEra Energy Resources. Some of our weaker performing stocks during the year were Citigroup Inc., a leading global financial services company and Transocean Ltd. (1.4%), the world’s largest offshore drilling contractor, which provides a fleet of mobile offshore drilling units to explore for and develop oil and natural gas reserves, and General Motors Co., a leading producer of cars and trucks.

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert

February 22, 2012

President

Comparative Results

Average Annual Returns through December 31, 2011 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (8/26/99)
Class AAA (GABBX)	(0.50)%	(0.55)%	3.04%	3.65%
S&P 500 Index	2.11	(0.25)	2.92	1.44	(e)
Lipper Large Cap Value Fund Average	(2.17)	(2.26)	2.59	1.62
Class A (GBCAX)	(0.50)	(0.55)	3.07	3.68
With sales charge (b)	(6.22)	(1.72)	2.46	3.18
Class B (GBCBX)	(1.28)	(1.28)	2.45	3.17
With contingent deferred sales charge (c)	(6.21)	(1.68)	2.45	3.17
Class C (GBCCX)	(1.20)	(1.28)	2.44	3.16
With contingent deferred sales charge (d)	(2.19)	(1.28)	2.44	3.16
Class I (GBCIX)	(0.23)	(0.29)	3.24	3.82

In the current prospectus dated April 29, 2011, the gross expense ratios for Class AAA, A, B, C, and I Shares are 2.15%, 2.15%, 2.90%, 2.90%, and 1.90%, respectively, and the net expense ratios in the current prospectus for these share classes are 2.03%, 2.03%, 2.78%, 2.78%, and 1.78%, respectively. See page 9 for the expense ratios for the year ended December 31, 2011. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Returns would have been lower had Gabelli Funds, LLC (the "Adviser") not reimbursed certain expenses of the Fund. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Large Cap Value Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B shares, and Class C Shares on December 31, 2003, and the Class I Shares on June 30, 2004. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with theses classes of shares. The actual performance for the Class I Shares would have been higher due to the lower expenses related to this class of shares.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% which is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.
(e)	S&P 500 Index since inception performance is as of August 31, 1999.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI DIVIDEND GROWTH FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Dividend Growth Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2011 through December 31, 2011	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return:  This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return:  This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown.

In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2011.

	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Dividend Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$ 951.60	2.00%	$ 9.84
Class A	$1,000.00	$ 951.00	2.00%	$ 9.84
Class B	$1,000.00	$ 947.30	2.75%	$13.50
Class C	$1,000.00	$ 948.00	2.75%	$13.50
Class I	$1,000.00	$ 952.40	1.75%	$ 8.61
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.12	2.00%	$10.16
Class A	$1,000.00	$1,015.12	2.00%	$10.16
Class B	$1,000.00	$1,011.34	2.75%	$13.94
Class C	$1,000.00	$1,011.34	2.75%	$13.94
Class I	$1,000.00	$1,016.38	1.75%	$ 8.89

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2011:

The Gabelli Dividend Growth Fund

Energy	12.8%
Health Care	10.5%
Food and Beverage	7.9%
Specialty Chemicals	7.3%
Financial Services	6.9%
Diversified Industrial	6.7%
Energy Services	5.6%
Telecommunications	5.0%
Metals and Mining	4.0%
Entertainment	3.9%
Electronics	3.7%
U.S. Government Obligations	3.2%
Paper and Forest Products	3.1%

Business Services	3.0%
Consumer Products	2.8%
Computer Hardware	2.5%
Agriculture	2.5%
Banking	2.0%
Computer Software and Services	1.8%
Cable	1.4%
Environmental Services	1.3%
Water	1.3%
Retail	0.7%
Other Assets and Liabilities (Net)	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Dividend Growth Fund

Schedule of Investments — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 96.7%
	Agriculture — 2.5%
10,000	Archer-Daniels-Midland Co.	$290,959	$286,000
5,000	Monsanto Co.	287,670	350,350

		578,629	636,350

	Banking — 2.0%
15,000	JPMorgan Chase & Co.	479,905	498,750

	Business Services — 3.0%
15,000	Diebold Inc.	494,440	451,050
12,000	Thomson Reuters Corp.	356,775	320,040

		851,215	771,090

	Cable — 1.4%
25,000	Cablevision Systems Corp., Cl. A	364,475	355,500

	Computer Hardware — 2.5%
17,000	Cisco Systems Inc.	317,560	307,360
1,800	International Business Machines Corp.	215,028	330,984

		532,588	638,344

	Computer Software and Services — 1.8%
18,000	Microsoft Corp.	480,092	467,280

	Consumer Products — 2.8%
20,000	Newell Rubbermaid Inc.	287,626	323,000
7,000	Tupperware Brands Corp.	329,071	391,790

		616,697	714,790

	Diversified Industrial — 6.7%
32,000	General Electric Co.	573,150	573,120
13,000	Honeywell International Inc.	406,237	706,550
9,000	Tyco International Ltd.	354,859	420,390

		1,334,246	1,700,060

	Electronics — 3.7%
24,000	Intel Corp.	543,915	582,000
12,000	Texas Instruments Inc.	226,620	349,320

		770,535	931,320

	Energy — 12.8%
3,000	Chevron Corp.	204,751	319,200
10,050	ConocoPhillips	439,086	732,343
9,000	Exxon Mobil Corp.	576,308	762,840
15,000	Great Plains Energy Inc.	315,525	326,700
13,000	NextEra Energy Inc.	728,357	791,440
10,000	Spectra Energy Corp.	294,895	307,500

		2,558,922	3,240,023

	Energy Services — 5.6%
12,000	Enterprise Products Partners LP	539,630	556,560
7,000	Halliburton Co.	131,004	241,570

Shares		Cost	Market Value

5,000	ONEOK Partners LP	$245,360	$288,700
9,000	Transocean Ltd.	579,320	345,510

		1,495,314	1,432,340

	Entertainment — 3.9%
10,000	The Walt Disney Co.	332,997	375,000
17,000	Time Warner Inc.	538,650	614,380

		871,647	989,380

	Environmental Services — 1.3%
10,000	Waste Management Inc.	316,772	327,100

	Financial Services — 6.9%
5,000	American Express Co.	143,968	235,850
4,000	BlackRock Inc.	631,722	712,960
1,000	CME Group Inc.	295,480	243,670
25,000	H&R Block Inc.	394,865	408,250
10,000	Morgan Stanley	173,649	151,300

		1,639,684	1,752,030

	Food and Beverage — 7.9%
7,000	Diageo plc, ADR	591,749	611,940
20,200	Kraft Foods Inc., Cl. A	576,339	754,672
4,000	Nestlé SA, ADR	226,660	230,840
6,000	PepsiCo Inc.	379,722	398,100

		1,774,470	1,995,552

	Health Care — 10.5%
20,987	Bristol-Myers Squibb Co.	491,160	739,582
6,000	Covidien plc	194,990	270,060
10,000	Johnson & Johnson	625,229	655,800
12,650	Merck & Co. Inc.	292,771	476,905
24,790	Pfizer Inc.	431,548	536,455

		2,035,698	2,678,802

	Metals and Mining — 4.0%
23,000	Alcoa Inc.	398,590	198,950
11,000	Freeport-McMoRan Copper & Gold Inc.	377,745	404,690
7,000	Newmont Mining Corp.	367,940	420,070

		1,144,275	1,023,710

	Paper and Forest Products — 3.1%
27,000	International Paper Co.	753,974	799,200

	Retail — 0.7%
3,000	Wal-Mart Stores Inc.	161,942	179,280

	Specialty Chemicals — 7.3%
7,000	Air Products & Chemicals Inc.	499,074	596,330
16,000	E. I. du Pont de Nemours and Co.	621,055	732,480
18,000	The Dow Chemical Co.	512,129	517,680

		1,632,258	1,846,490

See accompanying notes to financial statements.

The Gabelli Dividend Growth Fund

Schedule of Investments (Continued) — December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Telecommunications — 5.0%
14,200	Verizon Communications Inc.	$413,245	$569,704
25,000	Vodafone Group plc, ADR	619,473	700,750

		1,032,718	1,270,454

	Water — 1.3%
10,000	American Water Works Co. Inc.	283,915	318,600

	TOTAL COMMON STOCKS	21,709,971	24,566,445

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 3.2%
$825,000	U.S. Treasury Bills, 0.025% to 0.040%†, 05/31/12 to 06/07/12	824,865	824,853

	TOTAL INVESTMENTS — 99.9%	$22,534,836	25,391,298

	Other Assets and Liabilities (Net) — 0.1%		19,382

	NET ASSETS — 100.0%		$25,410,680

†	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Dividend Growth Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (cost $22,534,836)	$25,391,298
Receivable for Fund shares sold	37,032
Dividends receivable	69,419
Prepaid expense	31,667

Total Assets	25,529,416

Liabilities:
Payable to custodian	29,475
Payable for Fund shares redeemed	4,758
Payable for investment advisory fees	25,547
Payable for distribution fees	5,235
Payable for shareholder communications expenses	25,558
Payable for legal and audit fees	19,823
Payable for shareholder services fees	7,066
Other accrued expense	1,274

Total Liabilities	118,736

Net Assets (applicable to 1,854,562 shares outstanding)	$25,410,680

Net Assets Consist of:
Paid-in capital	$23,794,780
Accumulated net realized loss on investments	(1,240,562)
Net unrealized appreciation on investments	2,856,462

Net Assets	$25,410,680

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($21,551,046 ÷ 1,571,516 shares outstanding)	$13.71

Class A:
Net Asset Value and redemption price per share ($1,450,652 ÷ 105,853 shares outstanding)	$13.70

Maximum offering price per share (NAV÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$14.54

Class B:
Net Asset Value and offering price per share ($9,024 ÷ 687.2 shares outstanding)	$13.13	(a)

Class C:
Net Asset Value and offering price per share ($599,938 ÷ 45,713 shares outstanding)	$13.12	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($1,800,020 ÷ 130,793 shares outstanding)	$13.76

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $558)	$617,249
Interest	1,020

Total Investment Income	618,269

Expenses:
Investment advisory fees	269,983
Distribution fees – Class AAA	58,830
Distribution fees – Class A	2,831
Distribution fees – Class B	675
Distribution fees – Class C	4,764
Registration expenses	47,182
Shareholder communications expenses	44,979
Shareholder services fees	33,785
Trustees’ fees	31,854
Custodian fees	9,387
Legal and audit fees	7,643
Interest expense	544
Miscellaneous expenses	14,088

Total Expenses	526,545

Expenses recovered by the Adviser (See Note 3)	13,570

Net Expenses	540,115

Net Investment Income	78,154

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	1,673,919

Net change in unrealized appreciation on investments	(1,900,698)

Net Realized and Unrealized Gain/(Loss) on Investments	(226,779)

Net Decrease in Net Assets Resulting from Operations	$(148,625)

See accompanying notes to financial statements.

The Gabelli Dividend Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations:
Net investment income/(loss)	$78,154	$(39,708)
Net realized gain on investments	1,673,919	990,269
Net change in unrealized appreciation/depreciation on investments	(1,900,698)	2,302,940

Net Increase/(Decrease) in Net Assets Resulting from Operations	(148,625)	3,253,501

Distributions to Shareholders:
Net investment income
Class AAA	(63,166)	—
Class A	(5,315)	—
Class I	(10,120)	—

Total Distributions to Shareholders	(78,601)	—

Shares of Beneficial Interest Transactions:
Class AAA	(3,421,822)	(3,777,472)
Class A	311,720	(399,533)
Class B	(65,497)	—
Class C	176,998	80,765
Class I	253,982	562,340

Net Decrease in Net Assets from Shares of Beneficial Interest Transactions	(2,744,619)	(3,533,900)

Redemption Fees	307	—

Net Decrease in Net Assets	(2,971,538)	(280,399)
Net Assets:
Beginning of period	28,382,218	28,662,617

End of period (including undistributed net investment income of $0 and $0, respectively)	$25,410,680	$28,382,218

See accompanying notes to financial statements.

The Gabelli Dividend Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations				Distributions											Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments		Return of Capital		Total Distributions		Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000's)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment (c)		Portfolio Turnover Rate
Class AAA
2011	$13.82	$0.04		$(0.11)	$(0.07)	$(0.04)	—		—		$(0.04)		$0.00	$13.71	(0.5)%	$21,551	0.28%	2.00%	2.00	%(d)	45%
2010	12.25	(0.02)		1.59	1.57	—	—		—		—		—	13.82	12.8	25,152	(0.14)	2.12	2.00		42
2009	9.40	(0.00	)(b)	2.88	2.88	(0.03)	—		$(0.00	)(b)	(0.03)		0.00	12.25	30.6	26,045	0.04	2.13	2.01		76
2008	14.21	0.03		(4.82)	(4.79)	(0.02)	$(0.00	)(b)	—		(0.02)		0.00	9.40	(33.7)	18,136	0.23	2.02	2.00		90
2007	14.77	0.05		(0.03)	0.02	(0.04)	(0.54)		—		(0.58)		0.00	14.21	0.1	32,011	0.33	1.78	1.78		41
Class A
2011	$13.82	$0.04		$(0.11)	$(0.07)	$(0.05)	—		—		$(0.05)		$0.00	$13.70	(0.5)%	$1,451	0.32%	2.00%	2.00	%(d)	45%
2010	12.25	(0.02)		1.59	1.57	—	—		—		—		—	13.82	12.8	1,153	(0.14)	2.12	2.00		42
2009	9.41	(0.01)		2.89	2.88	(0.04)	—		$(0.00	)(b)	(0.04)		0.00	12.25	30.6	1,404	(0.07)	2.13	2.01		76
2008	14.23	0.03		(4.82)	(4.79)	(0.03)	$(0.00	)(b)	—		(0.03)		0.00	9.41	(33.7)	111	0.24	2.02	2.00		90
2007	14.80	0.05		(0.04)	0.01	(0.04)	(0.54)		—		(0.58)		0.00	14.23	0.1	103	0.32	1.78	1.78		41
Class B
2011	$13.30	$(0.10)		$(0.07)	$(0.17)	—	—		—		—		$0.00	$13.13	(1.3)%	$9	(0.74)%	2.75%	2.75	%(d)	45%
2010	11.88	(0.11)		1.53	1.42	—	—		—		—		—	13.30	12.0	78	(0.89)	2.87	2.75		42
2009	9.16	(0.07)		2.79	2.72	—	—		—		—		0.00	11.88	29.7	70	(0.70)	2.88	2.76		76
2008	13.92	(0.06)		(4.70)	(4.76)	—	$(0.00	)(b)	—		$(0.00	)(b)	0.00	9.16	(34.2)	54	(0.51)	2.77	2.75		90
2007	14.55	(0.06)		(0.03)	(0.09)	—	(0.54)		—		(0.54)		0.00	13.92	(0.7)	9	(0.42)	2.53	2.53		41
Class C
2011	$13.28	$(0.05)		$(0.11)	$(0.16)	—	—		—		—		$0.00	$13.12	(1.2)%	$600	(0.41)%	2.75%	2.75	%(d)	45%
2010	11.86	(0.11)		1.53	1.42	—	—		—		—		—	13.28	12.0	424	(0.90)	2.87	2.75		42
2009	9.15	(0.09)		2.80	2.71	—	—		—		—		0.00	11.86	29.6	300	(0.82)	2.88	2.76		76
2008	13.91	(0.06)		(4.70)	(4.76)	—	$(0.00	)(b)	—		$(0.00	)(b)	0.00	9.15	(34.2)	64	(0.50)	2.77	2.75		90
2007	14.54	(0.05)		(0.04)	(0.09)	—	(0.54)		—		(0.54)		0.00	13.91	(0.7)	63	(0.37)	2.53	2.53		41
Class I
2011	$13.87	$0.08		$(0.11)	$(0.03)	$(0.08)	—		—		$(0.08)		$0.00	$13.76	(0.2)%	$1,800	0.57%	1.75%	1.75	%(d)	45%
2010	12.26	0.01		1.60	1.61	—	—		—		—		0.00	13.87	13.1	1,575	0.11	1.87	1.75		42
2009	9.41	0.03		2.87	2.90	(0.05)	—		$(0.00	)(b)	(0.05)		0.00	12.26	30.9	844	0.28	1.88	1.76		76
2008	14.23	0.06		(4.83)	(4.77)	(0.05)	$(0.00	)(b)	—		(0.05)		0.00	9.41	(33.5)	665	0.52	1.77	1.75		90
2007	14.80	0.09		(0.04)	0.05	(0.08)	(0.54)		—		(0.62)		0.00	14.23	0.3	1	0.59	1.53	1.53		41

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund incurred interest expense during the years ended December 31, 2007. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.77% (Class AAA and Class A), 2.52% (Class B and Class C), and 1.52% (Class I), respectively. For the years ended December 31, 2011, 2010, 2009, and 2008, the effect of interest expense was minimal. The Fund also incurred tax expense during the year ended December 31, 2009. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00% (Class AAA and Class A), 2.75% (Class B and Class C), and 1.75% (Class I), respectively.
(d)	Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $13,570 for the year ended December 31, 2011, representing previously reimbursed expenses from the Adviser. Had such payment not been made, the expense ratio would have been 1.95% (Class AAA and Class A) 2.70% (Class B and Class C), and 1.70% (Class I).

See accompanying notes to financial statements.

The Gabelli Dividend Growth Fund

Notes to Financial Statements

1.  Organization.  Effective November 1, 2011, The Gabelli Blue Chip Fund changed its name to The Gabelli Dividend Growth Fund with a corresponding change in the name of each of its Classes of Shares. Coincident with the Board’s approval of these name changes, the Board also adopted a change to one of the Fund’s non-fundamental investment policies in order to give the portfolio manager enhanced investment management flexibility. Under normal market circumstances, the Fund will invest at least 80% of its net assets in dividend-paying stocks. The Fund’s primary objective is long-term growth of capital.

The Fund was organized on May 13, 1999 as a Delaware statutory trust. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 26, 1999.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

Valuation Inputs*	Investments in Securities (Market Value) Assets
Level 1 – Quoted Prices	$24,566,445
Level 2 – Other Significant Observable Inputs	824,853

Total	$25,391,298

*	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Investments (“SOI”). Level 2 consists of U.S. Government Obligations. Please refer to the SOI for the industry classifications of these portfolio holdings.

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2011. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2011 or December 31, 2010.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses.  Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. These book/ tax differences are either temporary or permanent in nature. To the extent these differences are permanent,

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions and reclassifications of litigation income. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2011, reclassifications were made to decrease accumulated distributions in excess of net investment income by $447 and increase accumulated net realized loss on investments by $206, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the year ended December 31, 2011 was $78,601 of ordinary income. No distributions were made during the year ended December 31, 2010.

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(1,074,484)
Net unrealized appreciation on investments	2,690,384

Total	$1,615,900

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2017	$1,074,484

During the year ended December 31, 2011, the Fund utilized capital loss carryforwards of $1,573,323.

At December 31, 2011, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$22,700,914	$3,481,186	$(790,802)	$2,690,384

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (exclusive of brokerage fees, interest, taxes, and extraordinary expenses) until at least May 1, 2012, at no more than 2.00%, 2.00%, 2.75%, 2.75%, and 1.75%, respectively, of Class AAA, Class A, Class B, Class C, and Class I Shares’ average daily net assets. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 2.00%, 2.00%, 2.75%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class B, Class C, and Class I, respectively. During the year ended December 31, 2011, the Adviser recovered from the Fund $13,570. At December 31, 2011, the amount from the year ended December 31, 2010 which the Fund may repay the Adviser is $18,273, which is available for recovery by December 31, 2012.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receive a $1,000 annual fee. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Distribution Plan.  The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. G.distributors, LLC serves as successor “Distributor” to Gabelli & Company, Inc. (“Gabelli & Co.”) effective August 1, 2011, both affiliates of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to the Distributor at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

5.  Portfolio Securities.  Purchases and sales of securities during the year ended December 31, 2011, other than short-term securities and U.S. Government obligations, aggregated $11,777,758 and $12,774,881, respectively.

6.  Transactions with Affiliates.  During the year ended December 31, 2011, the Fund paid brokerage commissions on security trades of $7,234 to Gabelli & Co. Additionally, the current and former Distributors informed the Fund that they retained a total of $1,068 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. A reimbursement was not sought by the Adviser during the year ended December 31, 2011.

7.  Line of Credit.  The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR rate plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2011, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2011 was $3,800 with a weighted average interest rate of 1.39%. The maximum amount borrowed at any time during the year ended December 31, 2011 was $178,000.

8.  Shares of Beneficial Interest.  The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor, or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by the Distributor.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The Fund did not retain any redemption fees during the years ended December 31, 2011 and December 31, 2010. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	160,795	$2,250,475	128,411	$1,616,550
Shares issued upon reinvestment of distributions	4,324	58,801	—	—
Shares redeemed	(413,953)	(5,731,098)	(434,314)	(5,394,022)

Net decrease	(248,834)	$(3,421,822)	(305,903)	$(3,777,472)

Class A
Shares sold	59,137	$815,899	29,416	$365,430
Shares issued upon reinvestment of distributions	386	5,253	—	—
Shares redeemed	(37,058)	(509,432)	(60,603)	(764,963)

Net increase/(decrease)	22,465	$311,720	(31,187)	$(399,533)

Class B
Shares redeemed	(5,215)	$(65,497)	—	$—

Net decrease	(5,215)	$(65,497)	—	$—

Class C
Shares sold	21,063	$272,995	11,223	$135,225
Shares redeemed	(7,274)	(95,997)	(4,570)	(54,460)

Net increase	13,789	$176,998	6,653	$80,765

Class I
Shares sold	51,826	$738,004	50,581	$639,380
Shares issued upon reinvestment of distributions	721	9,847	—	—
Shares redeemed	(35,277)	(493,869)	(5,850)	(77,040)

Net increase	17,270	$253,982	44,731	$562,340

9.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser,

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Gabelli Dividend Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Dividend Growth Fund (the “Fund”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the Fund’s custodian or brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Dividend Growth Fund at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 27, 2012

The Gabelli Dividend Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Dividend Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3]:
Mario J. Gabelli, CFA Trustee Age: 69	Since 1999	27

Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)

INDEPENDENT TRUSTEES[5]:
Anthony J. Colavita Trustee Age: 76	Since 1999	35	President of the law firm of Anthony J. Colavita, P.C.	—
Vincent D. Enright Trustee Age: 68	Since 1999	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc., and until September 2006, Director of Aphton Corporation (pharmaceuticals)
Mary E. Hauck Trustee Age: 69	Since 2000	3	Retired Senior Manager of the Gabelli O’Connor Fixed Income Mutual Funds Management Company	—
Kuni Nakamura Trustee Age: 43	Since 2009	10	President of Advanced Polymer, Inc. (chemical wholesale company)	—
Werner J. Roeder, MD Trustee Age: 71	Since 1999	22	Medical Director of Lawrence Hospital and practicing private physician	—

The Gabelli Dividend Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President and Acting Chief Compliance Officer Age: 60	Since 2003 Since November, 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Secretary and Treasurer Age: 53	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

2011 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2011, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.040, $0.051, and $0.078 per share for Class AAA, Class A, and Class I, respectively. For the year ended December 31, 2011, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.16% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during 2011 which was derived from U.S. Treasury securities was 0.16%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2011. The percentage of U.S. Government securities held as of December 31, 2011 was 3.25%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you.  This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.    (Multiclass)
Team Managed

Gabelli Dividend Growth Fund (formerly Gabelli Blue Chip Value Fund)

Seeks to invest at least 80% of its net assets in dividend paying stocks.    (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

GAMCO Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.    (Multiclass)

Team Managed

FOCUSED VALUE

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Team Managed

Gabelli Focus Five Fund (formerly Gabelli Woodland Small Cap Value Fund)

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)

Portfolio Manager: Nicholas F. Galluccio

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation.    (Multiclass)
Team Managed

MICRO-CAP

GAMCO Westwood
Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation.    (Multiclass)
Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income.    (Multiclass) Team Managed

GAMCO Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities.    (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation.    (Multiclass)

Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation.    (Multiclass) Team Managed

Gabelli Gold Fund (formerly GAMCO Gold Fund)

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.    (Multiclass)

Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation.    (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss.    (No-load)

Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.    (Multiclass)

Portfolio Managers: Charles L. Minter    Martin Weiner, CFA

FIXED INCOME

GAMCO Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.    (Multiclass)

Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity.    (No-load)

Co-Portfolio Managers: Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about these and other matters and should be read carefully before investing. Distributed by G.distributors, LLC,

One Corporate Center, Rye, NY 10580.

The Gabelli Dividend Growth Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

Board of Trustees

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer

GAMCO Investors, Inc.

Anthony J. Colavita

President

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President
and Chief Financial Officer
KeySpan Corp.

Mary E. Hauck

Former Senior Portfolio Manager

Gabelli-O’Connor Fixed Income

Mutual Fund Management Co.

Kuni Nakamura

President

Advanced Polymer, Inc.

Werner J. Roeder, MD
Medical Director

Lawrence Hospital

Officers and Portfolio Manager
Barbara G. Marcin, CFA Portfolio Manager Agnes Mullady Secretary and Treasurer	Bruce N. Alpert President and Acting Chief Compliance Officer

Custodian, Transfer Agent, and Dividend Disbursing Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Dividend Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB402Q411AR

The

Gabelli

Dividend

Growth

Fund

ANNUAL REPORT

DECEMBER 31, 2011

Item 2.	Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $16,500 for 2010 and $16,500 for 2011.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2011.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,100 for 2010 and $3,200 for 2011. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	0%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $8,100 for 2010 and $49,500 for 2011.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The Gabelli Dividend Growth Fund (formerly, Blue Chip Value Fund)

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/9/12

* Print the name and title of each signing officer under his or her signature.